UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2017 (November 7, 2017)

C&J ENERGY SERVICES, INC.

(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-38023

Delaware	81-4808566
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

3990 Rogerdale Rd. Houston, Texas 77042

(Address of principal executive offices)

(713) 325-6000

Registrant’s telephone number, including area code

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).  ☐

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financing accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 7, 2017, C&J Energy Services, Inc. (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement, dated as of January 6, 2017, between C&J Energy Services, Inc. and American Stock & Transfer Trust Company, LLC, as rights agent.

The Amendment accelerated the expiration of the rights to purchase one one-hundredth of a share of Series A Participating Cumulative Preferred Stock, par value $0.01 per share (the “Rights”) from 5:00 P.M., New York City time on January 6, 2020 to 5:00 P.M., New York City time on November 7, 2017, and had the effect of terminating the Rights Agreement. At the time of the termination of the Rights Agreement, all of the Rights distributed to holders of the Company’s common stock pursuant to the Rights Agreement expired.

The foregoing is a summary of the terms of the Amendment. The summary does not purport to be complete and is qualified in its entirety by reference to the Amendment, a copy of which is included as Exhibit 4.1 hereto and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the adoption of the Rights Agreement, on January 6, 2017, the Company filed a Certificate of Designations of Series A Participating Cumulative Preferred Stock with the Secretary of State of the State of Delaware setting forth the rights, powers and preferences of the Series A Participating Cumulative Preferred Stock issuable upon exercise of the Rights (the “Preferred Shares”).

Promptly following the expiration of the Rights and the termination of the Rights Agreement, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) with the Secretary of State of the State of Delaware eliminating the Preferred Shares and returning them to authorized but undesignated shares of the Company’s preferred stock.

The foregoing is a summary of the terms of the Certificate of Elimination. The summary does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, a copy of which is included as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Elimination of Series A Participating Cumulative Preferred Stock of C&J Energy Services, Inc.

4.1	Amendment No. 1 to the Rights Agreement, dated as of November 7, 2017, between C&J Energy Services, Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C&J ENERGY SERVICES, INC.

Date: November 9, 2017	By:	/s/ Danielle Hunter
	Name:	Danielle Hunter
	Title:	Executive Vice President, General Counsel, Chief and Risk Compliance Officer and Corporate Secretary